SECURITIES AND EXCHANGE COMMISSION

		     Washington, D.C.  20549



			    FORM 8-K



			 CURRENT REPORT
	     Pursuant to Section 13 or 15(d) of the
		 Securities Exchange Act of 1934

	Date of Report (Date of earliest event reported):

			  November 18, 1997

		       METRIS MASTER TRUST
		    METRIS RECEIVABLES, INC.
	     (Originator of the Metris Master Trust)
     (Exact name of registrant as specified in its charter)


    Delaware                 033-99514                41-1810301
(State of Incorporation)     (Commission File Number) (IRS Employer
						      Identification No.)



   4400 Baker Road, Suite F470, Minnetonka, Minnesota   55343
		    (Address of principal executive offices)


			 (612) 936-5077
      (Registrant's telephone number, including area code)



		    METRIS RECEIVABLES, INC.
		   Current Report on Form 8-K


Item 7.     Financial Statements and Exhibits

	   Ex.   20a   Series   1996-1  October
		       Certificateholder's Statement

	   Ex.   20b   Series   1997-1  October
		       Certificateholder's Statement

			    SIGNATURE


	 Pursuant to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				     METRIS RECEIVABLES, INC.



				     By  /s/Robert W. Oberrender
					 President and Treasurer




Dated:  November 24, 1997